UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

OneSpaWorld Holdings Limited

(Exact Name Of Registrant As Specified In Its Charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Harry B. Sands, Lobosky Management Co. Ltd. Shirley House 253 Shirley Street P.O. Box N-624 City of Nassau, Island of New Providence, Commonwealth of The Bahamas		N/A
(Address Of Principal Executive Offices)		(Zip Code)

(242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement

On April 30, 2020, OneSpaWorld Holdings Limited (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Steiner Leisure Limited (“Steiner”) and the other investors, including members of the Company’s management and board of directors (collectively, the “Co-Investors” and, together with Steiner, the “Investors”). The Investment Agreement provides for, among other things, the issuance and sale to the Investors of the Company’s common shares and warrants to purchase the Company’s common shares in exchange for an aggregate purchase price of $75.0 million (the “Private Placement”). Nomura Securities International, Inc. acted as placement agent for the Private Placement.

Purchased Securities

Prior to the closing of the Private Placement, the Company will create a new class of non-voting common shares, par value $0.0001 per share (the “Non-Voting Common Shares”), by amending the Company’s existing Amended and Restated Memorandum of Association and Articles of Association (as amended, the “Amended Articles”). At closing, pursuant to the Investment Agreement, the Company will, among other things, (i) issue to Steiner an aggregate of (x) approximately 15.0 million shares of Non-Voting Common Shares and (y) warrants to purchase approximately 4.0 million Non-Voting Common Shares at an exercise price of $5.75 per share, and (ii) issue to the Co-Investors an aggregate of (x) approximately 3.7 million shares of the Company’s voting common shares, par value $0.0001 per share (the “Voting Common Shares” and, together with the Non-Voting Common Shares, the “Common Shares”) and (y) warrants to purchase approximately 1.0 million Voting Common Shares at an exercise price of $5.75 per share, for an aggregate purchase price of $75.0 million. The Company intends to use the proceeds from the Private Placement for working capital or other general corporate purposes, and to pay any costs, fees and expenses incurred by it in connection with the Private Placement.

When issued, the Non-Voting Common Shares will have the rights, preferences and privileges set forth in the Amended Articles, substantially in the form that is included as Exhibit 3.1 hereto.

The warrants issuable pursuant to the Investment Agreement will expire on the earlier of (i) the fifth anniversary of the closing of the Private Placement or (ii) the Redemption Date (as defined below). The warrants will be immediately exercisable by the holder thereof upon payment of the purchase price; provided, however, that the holder may exercise such warrants on a “cashless” basis, in accordance with a specified formula. In addition, the Company may, at any time prior to their expiration, elect to redeem not less than all of such then-outstanding warrants at a price of $0.01 per warrant, provided that the last sales price of the Common Shares reported has been at least $14.50 per share (subject to adjustment in accordance with certain specified events), on each of twenty trading days within the thirty-trading day period ending on the third business day prior to the date on which notice of the redemption is given (the “Redemption Date”), and provided that the Common Shares issuable upon exercise of such warrants have been registered, qualified or are exempt from registration or qualification under the Securities Act of 1933, as amended (the “Securities Act”) and under the securities laws of the state of residence of the registered holder of the warrant.

Deferred Shares

In consideration for, among other things, Steiner providing a “back stop” for the Private Placement and Steiner’s agreement to voting limitations in respect of certain of the securities issuable to it, the Company will issue and deliver an aggregate of 5.0 million Common Shares to Steiner at the closing (collectively, the “Additional Shares”, which will satisfy in full the Company’s obligation to issue 5.0 million “deferred” Common Shares to Steiner pursuant to Section 2.6 of the Business Combination Agreement, dated as of November 1, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “BCA”).

In addition, in order to align the incentives of certain members of the board of directors of the Company, the parties agreed to amend the terms of the Founder Deferred Shares (as defined in the BCA), such that, effective as of the closing of the Private Placement, such shares will be issuable upon the occurrence of any of the following: (A) the first day on which the Company’s common shares achieve a 5-Day VWAP equal to or greater than $10.50 (such share price, as may be adjusted, the “Price Target”); (B) in the case of a change in control of the Company, if the price per common share paid or payable in connection with such change in control is equal to or greater than the Price Target; or (C) the two-year anniversary of the closing of the Private Placement.

Other Terms

Consummation of the Private Placement is subject to approval by the Company’s shareholders (i) pursuant to Nasdaq Rule 5635 and (ii) of the Amended Articles (“Shareholder Approval”), among other customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company intends to seek Shareholder Approval at its annual meeting of shareholders. All securities purchased by Steiner or members of the Company’s management and board of directors will be subject to customary lock-up provisions for twelve months following closing of the Private Placement.

The offer and sale of the securities in the Private Placement are being made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. Such offers and sales are being made solely to “accredited investors” under Rule 506 and are being made without any form of general solicitation.

The foregoing descriptions of the Investment Agreement, the Amended Articles and the warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Investment Agreement, the Amended Articles and the form of warrant, copies of which are attached hereto as Exhibit 10.1, Exhibit 3.1 and Exhibit 4.1, respectively, and incorporated herein by reference.

Amendments to Credit Agreements

On April 30, 2020, the Company, Dory Intermediate LLC, Dory Acquisition Sub, Inc., the lenders party thereto and Goldman Sachs Lending Partners LLC, as administrative agent, entered into Amendment No. 1 to First Lien Credit Agreement (the “First Lien Amendment”). On that same date, the Company, Dory Intermediate LLC, the lenders party thereto, and Cortland Capital Market Services LLC, as administrative agent, entered into Amendment No. 1 to Second Lien Credit Agreement (the “Second Lien Amendment” and, together with the First Lien Amendment, the “Credit Agreement Amendments”). The purpose of the Credit Agreement Amendments was to, among other things, amend the definition of “Material Adverse Effect” to exclude any effect, change, event or development related to or arising from the COVID-19 pandemic that occurs prior to or on December 31, 2020 and qualify certain representations and affirmative covenants in respect of material contracts by reference to a Material Adverse Effect.

The foregoing descriptions of the Credit Agreement Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the First Lien Amendment and the Second Lien Amendment, copies of which are attached hereto as Exhibits 10.4 and 10.5 and incorporated herein by reference.

Governance Agreement

In connection with the closing of the Private Placement, the Company, Steiner and, solely for the purpose of Section 18 thereof, Haymaker Acquisition Corp. (“HYAC”), will enter into a Governance Agreement (the “Governance Agreement”), pursuant to which, Steiner and certain of its affiliates will be granted certain consent, director designation, and other rights with respect to the Company. Subject to, and conditioned upon, the closing of the Private Placement, the Governance Agreement will supersede the Director Designation Agreement, dated as of November 1, 2018, by and among the Company, Steiner and HYAC.

Under the terms of the Investment Agreement, Steiner will have the right to designate and appoint three directors to the Company’s board of directors at the closing of the Private Placement, with two of these directors serving in the “class” of directors with a two-year term after the closing and the other director serving in the “class” of directors with a one-year term after the closing. One of the director seats with a two-year term will not be subject to re-designation by Steiner at the expiration of the initial term thereof. Under the terms of the Governance Agreement, among other things, Steiner will have the right to designate and appoint two directors after the closing so long as Steiner and its affiliates own at least 15% of the issued and outstanding Common Shares. Steiner will have the right to designate and appoint one director after the closing so long as Steiner and its affiliates own at least 5% of the issued and outstanding Common Shares.

The foregoing description of the Governance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Governance Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Private Placement, the Company and the Investors will enter into a Second Amended and Restated Registration Rights Agreement (the “A&R RRA”). The A&R RRA provides for customary registration rights, including demand and piggyback rights subject to cut-back provisions. In addition, the Company has agreed to use its commercially reasonable efforts to file a shelf registration statement to register the resale of the Investors’ securities within 30 days of the Closing. At any time, and from time to time, after the shelf registration statement has been declared effective by the Securities and Exchange Commission (“SEC”), Steiner will be entitled to make up to three demands per year (subject to meeting a minimum offering size requirement), that a resale of shares of the Company pursuant to such shelf registration statement be made pursuant to an underwritten offering. Pursuant to the A&R RRA, subject to certain exceptions, the Investors will agree not to sell, transfer, pledge or otherwise dispose of their shares during the seven days before and 90 days after the pricing of any underwritten offering of the Company, and will enter into a customary lock-up agreement to such effect.

The foregoing description of the A&R RRA does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under “Amendments to Credit Agreements” is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K under “Investment Agreement” is incorporated by reference herein.

Item 8.01	Other Events.

On April 30, 2020, the Company issued a press release announcing the Private Placement. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s shareholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://onespaworld.com/investor-relations/ or by directing a written request to: allison.malkin@icrinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the prospectus supplement filed by the Company with the SEC on April 29, 2020. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s shareholders.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s ability to consummate the Private Placement, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on the Company’s business and its results of operation and liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(b) Exhibits

Exhibit Number	Exhibit Description

3.1	Form of Amended and Restated Memorandum of Association and Articles of Association of OneSpaWorld Holdings Limited (included as Exhibit A to the Investment Agreement).

4.1	Form of Warrant (included as Exhibit B to the Investment Agreement).

10.1	Investment Agreement, dated as of April 30, 2020, by and among the Company and the Investors.

10.2	Form of Governance Agreement (included as Exhibit D to the Investment Agreement).

10.3	Form of Second Amended and Restated Registration Rights Agreement (included as Exhibit C to the Investment Agreement).

10.4	Amendment No. 1 to First Lien Credit Agreement, dated as of April 30, 2020, by and among the Company, Dory Intermediate LLC, Dory Acquisition Sub, Inc., the lenders party thereto and Goldman Sachs Lending Partners LLC, as the administrative agent and as the collateral agent.

10.5	Amendment No. 1 to Second Lien Credit Agreement, dated as of April 30, 2020, by and among the Company, Dory Intermediate LLC, the lenders party thereto and Cortland Capital Market Services LLC, as the administrative agent.

99.1	Press Release, dated April 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: May 1, 2020	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Operating Officer and Chief Financial Officer